SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                PURSUANT TO SECTION 12(b) OR (g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                              Salomon Inc
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        (Exact name of registrant as specified in its charter)



           Delaware                            22-1660266
-------------------------------   -----------------------------------
  (State of incorporation or      (I.R.S. Employer Identification No.)
      organization)



      7 World Trade Center
      New York, New York                       10048
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    (Address of principal                    (Zip Code)
      executive offices)



If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:


       Title of each class             Name of each exchange on which
       to be so registered             each class is to be registered
       -------------------             ------------------------------


 3,450,000   % Exchangeable Notes
 Due February 1, 2001 (DECS)               New York Stock Exchange
----------------------------------     ------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:


                                  None
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                            (Title of Class)

Item 1.  Description of Registrant's Securities To Be Registered.

          For a description of the securities to be registered hereunder, reference is made to the information under the headings "Description of Debt Securities" in the registrant's Prospectus dated April 5, 1996 (Registration No. 333-01807), as supplemented by the information under the heading "Description of the DECS" in the registrant's Prospectus Supplement, dated November , 1996, filed on November , 1996, which information is hereby incorporated herein by reference and made part of this application in its entirety.


Item 2.  Exhibits.

1. Proposed form of Note (See Exhibit A to the Ninth Supplemental Indenture attached as Exhibit 2 hereto).

2. Senior Debt Indenture, dated as of December 1, 1988, between Salomon Inc and Citibank, N.A., as Trustee (incorporated by reference to Exhibit 8 to the Company's Current Report on
     Form 8-K dated December 29, 1988), First Supplemental Indenture dated as of September 7, 1990 to Senior Debt Indenture dated as of December 1, 1988 between Salomon Inc and Citibank, N.A. (incorporated by reference to Exhibit 4(b) to Registration Statement No. 33-39502), Second Supplemental Indenture dated
     June 12, 1991 to Senior Debt Indenture dated as of December 1, 1988 between Salomon Inc and Citibank, N.A. (incorporated by reference to Exhibit 4(c) to Registration Statement
     No. 33-41209), Third Supplemental Indenture dated as of July 1, 1992 to Senior Debt Indenture, dated as of December 1, 1988 between Salomon Inc and Citibank, N.A. (incorporated by reference to Exhibit 4(d) to Registration Statement No. 33-49136), Fourth Supplemental Indenture, dated as of October 29, 1992, between Salomon Inc and Citibank, N.A. (incorporated by reference to
     Exhibit 4(e) to Registration Statement No. 33-57922), Fifth Supplemental Indenture dated as of December 14, 1993, between Salomon Inc and Citibank, N.A. (incorporated by reference to
     Exhibit 4(f) to Registration Statement No. 33-51269), Sixth Supplemental Indenture dated as of December 29, 1994 between Salomon Inc and Citibank, N.A. (incorporated by reference to
     Exhibit 4(j) to Registration Statement No. 333-01807), Seventh Supplemental Indenture dated as of February 1, 1996 between Salomon Inc and Citibank, N.A. (incorporated by reference to
     Exhibit 4(k) to Registration Statement No. 333-01807), Eighth Supplemental Indenture dated as of May 8, 1996 between Salomon
     Inc and Citibank, N.A. (incorporated by reference to Exhibit 4 to Form 8-K filed with the Securities and Exchange Commission on
     May 16, 1996) and form of Ninth Supplemental Indenture dated as of
     November   , 1996 between Salomon Inc and Citibank, N.A.

3.   Prospectus Supplement, dated November   , 1996, to the Prospectus
     dated April 5, 1996 (which supplement includes therein the Prospectus dated April 5, 1996).

                               SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


November 14, 1996                  SALOMON INC


                                    By:
                                        /s/ Richard J. Carbone
                                        ---------------------
                                         Richard J. Carbone
                                         Principal Accounting
                                         Officer and Controller

                            INDEX TO EXHIBITS



Exhibit No.    Exhibit

   1.          Proposed form of Note (See Exhibit A to the
               Ninth Supplemental Indenture attached as
               Exhibit 2 hereto).

   2.          Senior Debt Indenture, dated as of December
               1, 1988, between Salomon Inc and Citibank,
               N.A., as Trustee (incorporated by reference to Exhibit 8 to the Company's Current Report on Form 8-K dated December 29, 1988), First
               Supplemental Indenture dated as of September
               7, 1990 to Senior Debt Indenture dated as of
               December 1, 1988 between Salomon Inc and
               Citibank, N.A. (incorporated by reference to Exhibit 4(b) to Registration Statement No.
               33-39502), Second Supplemental Indenture dated June 12, 1991 to Senior Debt Indenture dated as of December 1, 1988 between Salomon
               Inc and Citibank, N.A. (incorporated by
               reference to Exhibit 4(c) to Registration
               Statement No. 33-41209), Third Supplemental
               Indenture dated as of July 1, 1992 to Senior
               Debt Indenture, dated as of December 1, 1988 between Salomon Inc and Citibank, N.A.
               (incorporated by reference to Exhibit 4(d) to Registration Statement No. 33-49136), Fourth
               Supplemental Indenture, dated as of October
               29, 1992, between Salomon Inc and Citibank,
               N.A. (incorporated by reference to Exhibit
               4(e) to Registration Statement No. 33-57922),
               Fifth Supplemental Indenture dated as of December 14, 1993, between Salomon Inc and
               Citibank, N.A. (incorporated by reference to Exhibit 4(f) to Registration Statement No.
               33-51269), Sixth Supplemental Indenture dated as of December 29, 1994 between Salomon Inc and Citibank, N.A. (incorporated by reference to Exhibit 4(j) to Registration Statement No.
               333-01807), Seventh Supplemental Indenture dated as of February 1, 1996 between Salomon
               Inc and Citibank, N.A. (incorporated by
               reference to Exhibit 4(k) to Registration
               Statement No. 333-01807), Eighth
               Supplemental Indenture dated as of May 8,
               1996 between Salomon Inc and Citibank, N.A.
               (incorporated by reference to Exhibit 4 to Form 8-K filed with the Securities and Exchange Commission on May 16, 1996) and form of
               Ninth Supplemental Indenture dated as of November , 1996 between Salomon Inc and Citibank, N.A.

   3. Prospectus Supplement, dated November , 1996, to the Prospectus dated April 5, 1996 (which supplement includes therein the Prospectus dated April 5, 1996).